EATON VANCE SHORT TERM REAL RETURN FUND Supplement to Prospectus dated April 7, 2010

The following replaces "Inflation-Linked Securities Portfolio" under "Further Information About Underlying Portfolios":

Inflation-Linked Securities Portfolio. Inflation-Linked Securities Portfolio’s investment objective is to seek real return. Under normal conditions, the Portfolio invests at least 80% of its net assets in inflation-indexed securities, including: (i) inflation-indexed debt obligations with maturities of less than five years issued by the U.S. and non-U.S. governments, their agencies or instrumentalities (such as TIPS), corporations and other issuers and (ii) other debt obligations with respect to which the Fund enters into agreements to swap nominal interest payments for payments based on changes in the U.S. Consumer Price Index (“CPI”) or other measures of inflation. The Portfolio normally expects to have an average weighted credit quality of A or above. The Portfolio may invest in mortgage-related securities, including stripped mortgage-related securities; and other fixed income securities, including corporate bonds and notes, asset-backed securities, money market instruments. The Portfolio may invest up to 10% of its net assets in foreign investments. The Portfolio may engage in derivatives transactions to enhance return, to hedge or as a substitute for the purchase or sale of instruments.

May 28, 2010 STRRPS1